                                                                   Exhibit 10.23

                          AECOM TECHNOLOGY CORPORATION

                            2002 STOCK PURCHASE PLAN

                               TABLE OF CONTENTS

                                                                         Page
ARTICLE I    Scope of Plan and Definitions..............................   1
ARTICLE II   Participation and Credits..................................   4
ARTICLE III  Payment of Benefits........................................   7
ARTICLE IV   Administration of Plan.....................................   9
ARTICLE V    Amendment and Termination..................................  10
ARTICLE VI   Miscellaneous Provisions...................................  11

                                   ARTICLE I
                         Scope of Plan and Definitions
                         -----------------------------

1.1  Purpose and Scope of Plan
     -------------------------

     AECOM Technology Corporation hereby establishes the AECOM Technology Corporation 2002 Stock Purchase Plan ("Plan") effective on the Effective Date. The purpose of the Plan is to provide certain Employees and Directors of the Company with the opportunity to invest compensation deferral contributions in units of common stock of the Company.

1.2  Terms Defined in the AECOM RSP
     ------------------------------

     For all purposes of this Plan, capitalized terms, unless defined herein, shall have the meanings specified in the AECOM RSP, unless a different meaning is plainly required by the context.

1.3  Definitions
     -----------

     As used in the Plan, the following capitalized terms have the meanings set forth below, unless a different meaning is plainly required by the context.

     (a) "Account" means a Participant's Supplemental Compensation Deferral Account. Accounts are unfunded bookkeeping accounts that are credited with amounts as provided in Article Two.

     (b) "AECOM RSP" means the AECOM Technology Corporation Retirement & Savings Plan (formerly called the Employee Stock Ownership Plan) as in effect on the Effective Date and as such plan may be amended from time to time.

     (c) "Beneficiary" means the beneficiary or beneficiaries designated by a Participant under the AECOM RSP. A Director who is a Participant shall designate a beneficiary or beneficiaries under this Plan in the form and manner prescribed by the Committee.

     (d)  "Board" means the Board of Directors of AECOM Technology Corporation.

     (e) "Committee" means a committee appointed by the Board to administer the Plan, and any successor committee of the Board with similar functions, and shall consist of two or more members (or such greater number as may be required under applicable law) each of whom shall, to the extent required by applicable law, be "non-employee directors" within the meaning of applicable regulatory requirements, including those promulgated under Section 16 of the Securities Exchange Act of 1934 (the "Act"). The Board may at any time take action under the Plan in place of the Committee, provided that a majority of the members of the Board shall, to the extent required by applicable law, be "non-employee directors" (within the meaning set forth above) when taking such action.

     (f)  "Common Stock" means Class B Common Stock of the Company.

     (g) "Common Stock Unit" means a bookkeeping entry that serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment of a benefit under this Plan. Such Common Stock Units are not outstanding shares and do not entitle a Participant to any dividend, voting or other rights in respect of any Common Stock.

     (h) "Company" means AECOM Technology Corporation or its successor corporation.

     (i) "Compensation" means compensation as defined in the AECOM RSP modified by including compensation deferral contributions under this Plan and by ignoring the $200,000 limitation on compensation under Section 401(a)(17) of the Code.

     (j) "Director" means a person who is a member of the Board and who is not an Eligible Employee.

     (k) "Effective Date" means the date the Class B Common Stock of the Company becomes publicly traded.

     (l) "Eligibility Date" means the Effective Date, provided that in the case of an individual who has not become eligible to make deferrals under the AECOM RSP as of the Effective Date, Eligibility Date shall be the first date on which Employee is eligible to make a deferral election under the AECOM RSP. Notwithstanding the foregoing, in the case of an individual who becomes a Director after the Effective Date, Eligibility Date shall be the date of election to the Company's Board of Directors.

     (m) "Eligible Employee" means for any Plan Year any Employee of the Company or a Participating Employer who (i) is eligible to elect Tax Deferred Contributions or After Tax Contributions under the AECOM RSP, and (ii) is expected to be a Highly Compensated Employee for the plan year of the AECOM RSP ending within the Plan Year or the plan year of the AECOM RSP beginning within the Plan Year. Eligible Employee shall also include for any Plan Year any other employee of a foreign subsidiary, 80% of which is owned in the aggregate by the Company and Participating Employers provided that (i) such employee would be expected to be a Highly Compensated Employee were the employee employed by a Participating Employer, and (ii) such employee is selected by the Committee after the Committee determines that applicable foreign law permits such employee to participate in the Plan.

     (n) "Participant" means an Eligible Employee or Director who has an Account under this Plan.

     (o) "Participating Employer" means the Company and any other employer that is participating in the AECOM RSP.

     (p) "Plan" means the AECOM Technology Corporation 2002 Stock Purchase Plan as set forth herein.

     (q) "Plan Year" means each calendar year, except that the first Plan Year shall be a short Plan Year, beginning on the Effective Date and ending on December 31, 2002.

     (r)  "Plan Year Subaccounts" is defined in Section 2.1(c).

     (s) "Supplemental Compensation Deferral Account" means the separate account established for each Participant pursuant to Sections 2.2(a) and 2.2(b) of this Plan.

1.4  Other Definitional Provisions
     -----------------------------

     The terms defined in Sections 1.2 and 1.3 of the Plan shall apply equally to both singular and plural. The masculine pronoun, whenever used, shall include the feminine. When used in the Plan, the words "hereof" "herein" and "hereunder" and words of similar import shall refer to the Plan as a whole and not to any particular provision of the Plan, unless otherwise specified.

                                  ARTICLE II
                           Participation and Credits
                           -------------------------

2.1  Participation
     -------------

     (a)  (i)    An Eligible Employee may irrevocably authorize the pre-tax deferral (in whole percentages up to 50%, unless otherwise determined by the Committee, for any payroll period) of cash Compensation under this Plan. Notwithstanding any provision of the Plan to the contrary, the authorization of an Eligible Employee to make deferrals under this
          Section 2.1(a)(i) shall only apply, and deferrals shall only be made, during periods when the Company determines that the Eligible Employee may not make tax deferred contributions to the AECOM RSP because of one or more of the following limits: (1) the discrimination tests under Section 401(k) and (m) of the Code, (2) the limitations on tax deferred contributions to qualified plans under Section 402(g) of the Code, (3) the limitation on compensation taken into account in qualified plans under Section 401(a)(17) of the Code, or (4) any rule imposed by the Company (as administrator of the AECOM RSP) designed to meet any of the foregoing limits, which rule may be imposed by considering all Eligible Employees in the aggregate for purposes of meeting one or more of such limits. Such authorization shall continue until the Company determines that such Eligible Employee may again make tax deferred contributions to the AECOM RSP.

          (ii) In addition to deferrals permitted under Section 2.1(a)(i), an Eligible Employee may also irrevocably authorize pre-tax contributions (in whole percentages up to 100%) of any Compensation paid in the form of the Company's Common Stock in lieu of cash or other incentive Compensation and/or a combination of these forms of compensation, whether such Compensation is paid at the direction of the Company or at the election of the Eligible Employee. Such authorization under this Section 2.1(a)(ii) shall commence on the Eligible Employee's Eligibility Date.

          (iii) A Director may irrevocably authorize the pre-tax deferral of all or any part of any director's fees or meeting fees that the Director is entitled to receive from the Company.

          (iv) To be effective, the authorization of any Eligible Employee under Section 2.1(a)(i) or (ii), or of any Director under Section 2.1(a)(iii), must be submitted to the Committee on the appropriate enrollment form before the Eligible Employee's or Director's Eligibility Date. Notwithstanding Section 2.1(a)(i) or (ii), such authorization will not continue in effect after the date the Participant terminates employment with the Company. Any authorization form submitted for a Plan Year shall continue to apply to future Plan Years unless the Eligible Employee or Director files a new election (or in the case of an Eligible Employee or Director who did not previously file an election, a first election) with the Committee before the beginning of the future Plan Year, in which case it the new election shall apply.

          (v) Participants shall be entitled to credits to a Supplemental Compensation Deferral Account pursuant to Section 2.2 for amounts the Participant elects to have contributed on a pre-tax basis.

          (vi) Notwithstanding anything contained herein to the contrary, no election to defer Compensation hereunder shall be effective to reduce the Compensation paid to an Eligible Employee for a calendar year to an amount that is less than the amount that the Participating Employer is required to withhold from such Eligible Employee's Compensation for such calendar year for purposes of federal, state and local (if any) income tax and employment tax (including Federal Insurance Contributions Act (FICA) tax withholding).

     (b) An Eligible Employee or Director shall become a Participant under this Plan when an Account on his behalf is first credited hereunder.

     (c)  In-Service Distribution Elections.  At the time of submitting an
          ---------------------------------
          initial enrollment form pursuant to Section 2.1(a)(iv), a Participant may elect (in the manner specified by the Committee) to receive an in-service distribution of the cash amount or Common Stock Units credited to the Participant's Account pursuant to Section 2.2 for the first full or partial Plan Year of participation, together with interest or earnings or losses credited with respect to such amounts pursuant to
          Section 2.3, in a lump sum payment in any January that occurs after the second anniversary of the last day of such Plan Year. Thereafter, a Participant may elect to receive an in-service distribution of the amounts credited to the Participant's Account pursuant to Section 2.2 for any particular Plan Year, together with interest or earnings or losses, in a lump payment in any January that occurs after the fourth anniversary of the last day of such Plan Year by filing an election, on a form provided and in a manner specified by the Committee no later than December 15 of the preceding Plan Year (or such later date as the Committee designates, but in all events no later than December 31 of the preceding Plan Year). If a Participant fails to make an in-service distribution election under this Section 2.1(c) for a particular Plan Year, the amounts credited to the Participant's Account pursuant to Section 2.2 for that Plan Year shall be distributed as set forth in Section 3.1(b). Any election made under this Section 2.1(c) shall be irrevocable.

2.2  Credits to Supplemental Compensation Deferral Account
     -----------------------------------------------------

     (a) Deferrals authorized to be credited on behalf of a Participant pursuant to Section 2.1(a) above shall be credited by the Company to the Participant's Supplemental Compensation Deferral Account. Such credits shall be made as of the date on which the amount being credited would have been paid to the Participant, but for the authorization of the Participant under Section 2.1(a).

     (b) In addition to the crediting deferrals authorized pursuant to Section 2.1(a), the Company may credit to the Participant's (or Eligible Employee's, if the person is not already a Participant) Supplemental Compensation Deferral Account any additional cash amounts or Common Stock Units which the Company has determined, for any reason, to credit to such Participant.

     (c) If a Participant makes one or more in-service distribution elections pursuant to Section 2.1(c), the Committee shall, to the extent necessary, separately track the Common Stock Units that are subject to each in-service distribution election providing a different payout date. Such separate amounts shall be referred to as Plan Year Subaccounts.

2.3  Accounts and Interest Equivalents
     ---------------------------------

     (a)  Participants' Accounts.  The Company shall establish a Supplemental
          ----------------------
          Compensation Deferral Account for each Participant to determine the amount payable on behalf of the Participant under the Plan.

     (b)  Common Stock Units.  Cash amounts credited to each Participant's
          ------------------
          Account under the Plan shall be converted into a number of Common Stock Units by dividing the cash amount in each Account by the fair market value of a share of Common Stock of the Company. For this purpose, cash amounts credited to a Participant's Account shall be converted to Common Stock Units based upon the value of the Common Stock as determined in a manner consistent with the valuation of such stock under the AECOM RSP.

     (c)  Dividends.  At any time that the Company issues a cash or stock
          ---------
          dividend with regard to its Common Stock, an amount shall be credited to each Participant's Account under the Plan equal to the dividends that would be payable if the Common Stock Units in the Participant's Account constituted outstanding shares of Common Stock of the Company. Amounts so credited to Participants' Accounts shall be converted into Common Stock Units in accordance with the provisions of Section 2.3(b).

     (d)  Adjustments.  If the outstanding shares of the Company's Common Stock
          -----------
          are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Company through a reorganization or merger in which the Company is the surviving entity, or through a combination, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, an appropriate adjustment shall be made in the number and kind of Common Stock Units that are credited to each Participant's Account under the Plan.

     (e)  Statements.  Each Participant shall receive a statement of the balance
          ----------
          in his or her Account at least annually.

2.4  Vesting
     -------

     Each Participant shall be one hundred percent vested, at all times, in the value of his Supplemental Compensation Deferral Account.

                                  ARTICLE III
                              Payment of Benefits
                              -------------------

3.1  Commencement and Form of Payment
     --------------------------------

     (a)  Scheduled In-Service Distribution.
          ---------------------------------

          (i) The amounts credited to each of the Participant's Plan Year Subaccounts that are subject to an in-service distribution election made by the Participant pursuant to Section 2.1(c) above shall be distributed in January of the year elected by the Participant, provided that the Participant is employed by a Participating Company on the date that the distribution is scheduled to be made.

          (ii) If the Participant's employment with all Participating Employers is terminated for any reason prior to the commencement of a scheduled in-service distribution for a Plan Year Subaccount pursuant to subsection (i) above, the Participant's in-service distribution election for such Plan Year Subaccount shall no longer be effective and all of the amounts credited to such Plan Year Subaccount shall be distributed as set forth in the following subsections of this Section
          3.1 in accordance with any applicable election by the Participant.

     (b)  Payment at Termination of Employment.
          ------------------------------------

          (i) As soon as practicable following each Participant's termination of employment with all Participating Employers, the Participating Employer by which the Participant was last employed shall pay to such Participant, or, if such Participant is not living at the time for payment, to such Participant's Beneficiary, the amount then credited to the Participant's Account in a lump sum as soon as practicable after termination of employment. An Eligible Employee who terminates employment with a Participating Employer shall be treated under the Plan as a terminated Eligible Employee without regard to whether he or she becomes a Director upon or after ceasing to be an Eligible Employee. A Director shall be deemed to have "terminated employment" and be entitled to distribution of the amount then credited to his Account on the date that he ceases to be a member of the Board.

          (ii) Notwithstanding the foregoing, a Participant may elect to receive such distribution in substantially equal annual installments over five or ten years beginning as soon as practicable following termination of employment, provided that such election is made at least one year prior to his termination of employment on a form provided and in a manner specified by the Committee. A Participant may change the form of distribution, provided that his change of election is made on a form and in a manner specified by the Committee and such election is received by the Committee at least one year prior to the Participant's termination of employment.

     (c)  Form of Payment.
          ---------------

          Unless otherwise determined by the Committee, payments of a Participant's Account shall be made in actual shares of Common Stock of the Company in a number equal to the number of Common Stock Units then payable, with any fractional Common Stock Units to be settled by a cash payment.

3.2  Loans and In-service Payments and Withdrawals
     ---------------------------------------------

     No Participant shall be allowed to borrow from the Plan. Except as provided in Section 2.1(c) and 3.1(a), no withdrawal or payment of benefits shall be allowed before a Participant terminates employment with the Company.

                                   ARTICLE IV
                             Administration of Plan
                             ----------------------

4.1  Responsibilities and Powers of the Committee
     --------------------------------------------

     The Committee shall be solely responsible for the operation and administration of the Plan and shall have all powers described in the AECOM RSP with respect to this Plan, and such additional powers necessary and appropriate to carry out its responsibilities in operating and administering the Plan. Without limiting the generality of the foregoing, subject to Section 2.2, the Committee shall have the responsibility and power to determine whether a dollar credit should be made on behalf of a Participant, the amount of the dollar credit, and the number of Common Stock Units into which such dollar credits are converted. The Committee shall have full discretion to construe and interpret the terms and provisions of this Plan, which interpretation or construction shall be final and binding on all parties, except as otherwise provided by law.

4.2  Outside Services
     ----------------

     The Committee may engage counsel and such clerical, financial, investment, accounting, and other specialized services as it may deem necessary or desirable to the operation and administration of the Plan. The Committee shall be entitled to rely upon any opinions, reports, or other advice furnished by counsel or other specialists engaged for that purpose and, in so relying, shall be fully protected in any action, determination, or omission taken or made in good faith.

4.3  Indemnification
     ---------------

     The Company shall indemnify the Committee and each Committee member against any and all claims, losses, damages, expenses (including reasonable counsel fees), and liability arising from any action, failure to act, or other conduct in the member's official capacity, except when due to the individual's own gross negligence or willful misconduct.

4.4  Claims Procedure
     ----------------

     The claims procedure set forth in the AECOM RSP is incorporated herein by reference.

                                   ARTICLE V
                           Amendment and Termination
                           -------------------------

5.1  Amendment
     ---------

     The Company reserves the right at any time and from time to time, and retroactively if deemed necessary or appropriate, to modify or amend in whole or in part any or all of the provisions of the Plan.

5.2  Termination
     -----------

     The Plan is purely voluntary on the part of the Company. The Company may terminate the Plan at any time.

5.3  Effect of Amendment or Termination
     ----------------------------------

     Any amendment, modification, or termination shall not reduce, alter, or impair any rights under the Plan as to amounts credited to the Accounts of Participants under the Plan as of the date of such amendment, modification or termination. Unless the Company determines otherwise, each Participating Employer shall pay its Participants the value of their respective Accounts upon termination of the Plan, in a lump sum, in the manner prescribed in Section 3.1(c).

                                   ARTICLE VI
                            Miscellaneous Provisions
                            ------------------------

6.1  Source of Payments
     ------------------

     The Plan shall not be funded and all payments hereunder to Participants or Beneficiaries shall be paid from the general assets of each Participating Employer, except to the extent paid by the Trust provided for below. No Participating Employer shall, by virtue of any provisions of the Plan or by any action of any person, be deemed to be a trustee or other fiduciary of any property for any Participant or Beneficiary, and the liabilities of each Participating Employer to any Participant or Beneficiary pursuant to the Plan shall be those of a debtor pursuant only to such contractual obligations as are created by the Plan; no such obligation of a Participating Employer shall be deemed to be secured by any pledge or other encumbrance on any property of such Participating Employer. To the extent that any Participant or Beneficiary acquires a right to receive payment from a Participating Employer under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Participating Employer.

     Notwithstanding the foregoing, the Company may create and fund a "rabbi trust" (the "Trust") with respect to this Plan. The creation and funding of said Trust shall not create a security interest in the property of such Trust in favor of Participants or Beneficiaries or otherwise cause a funding of the Plan or Trust in any manner inconsistent with the preceding paragraph or Section 6.8. The amount of any contributions to such Trust shall be totally discretionary as determined by the Company. Any amount paid from such Trust to the Participant shall reduce the amount to be paid pursuant to this Plan by the Participating Employer. In the event the amounts paid from the Trust are insufficient to provide the full benefits payable to the Participant under this Plan, the Participating Employer shall pay the remainder of such benefit in accordance with the terms of this Plan.

     It is the intention of the Participating Employers that this Plan and Trust be considered unfunded for purposes of the Code and Title 1 of ERISA.

6.2  General Provisions
     ------------------

     (a) This Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to all applicable Federal and state laws, rules and regulations, to the rights, preferences, limitations, and restrictions set forth in the Company's Certificate of Incorporation and Bylaws, and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Securities and Exchange Commission) which may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no shares shall be issued by the Company, nor cash payments made by the Company, unless and until all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Company, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect to such matters as the Company may deem desirable to assure compliance with all applicable legal requirements and the Company's Certificate of Incorporation and Bylaws.

     (b) The Committee may specify such provisions as it deems appropriate for payment under the Plan upon the occurrence of any of the following events (each a "Corporate Event"):

          (i) Approval by the stockholders of the Company of the dissolution or liquidation of the Company;

          (ii) Approval by the stockholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former stockholders of the Company (excluding from the term "former stockholders" a stockholder who is, or as a result of the transaction in question becomes, an "affiliate," as that term is used in the Act and the Rules promulgated thereunder, of any party to such merger, consolidation or reorganization); or

          (iii) Approval by the stockholders of the Company of the sale of substantially all of the Company's business and/or assets to a person or entity that is not a subsidiary.

     For purposes of this paragraph (b), the term "subsidiary" shall mean any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

6.3  Inalienability of Benefits
     --------------------------

     No benefit payable under, or interest in, the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to do so shall be void. Any such benefit or interest shall not in any manner be liable for or subject to garnishment, attachment, execution, or levy or liable for or subject to the debts, contract, liabilities, engagements, or torts of any Participant or Beneficiary. If the Committee finds that any Participant or Beneficiary has become bankrupt or that any attempt has been made to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge any benefit payable under, or interest in, the Plan, the Committee shall hold or apply such benefit or interest or any part thereof to or for the benefit of such Participant or Beneficiary.

6.4  Expenses
     --------

     Each Participating Employer shall pay all costs and expenses incurred in operating and administering the Plan attributable to that Participating Employer; provided that the

     Company may in its discretion pay some or all costs and expenses of a Participating Employer.

6.5  No Right of Employment
     ----------------------

     Nothing contained herein nor any action taken under the provisions hereof shall be construed as giving any Participant the right to be retained in the employ of any Participating Employer.

6.6  Withholding
     -----------

     Each Participating Employer shall withhold from any payment hereunder any required amount of income and other taxes.

6.7  Headings
     --------

     The headings of the sections in the Plan are placed herein for convenience of reference; in the case of any conflict, the text of the Plan, rather than such heading, shall control.

6.8  Construction
     ------------

     Except to the extent governed by federal law, the Plan shall be construed, regulated, and administered in accordance with the laws of the State of California. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective. To the extent that the Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") it is intended to be an unfunded deferred compensation plan "for a select group of management or highly compensated employees." It is also intended that the Plan constitute an excess plan, as defined by ERISA. Each provision of the Plan shall be administered, interpreted and construed to carry out such intention, and any provision that cannot be so administered, interpreted and construed shall, to that extent, be disregarded.

          IN WITNESS WHEREOF, the Company has caused this Plan to be executed this _________ day of ___________, 2002.



                                             AECOM TECHNOLOGY CORPORATION


                                             By:_________________________